UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2005

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Form 8-K filed on April 29, 2005 is to file Exhibit 99.2 in its entirety. The previous filing inadvertently omitted the last two pages of the transcript of the earnings conference call.

Item 2.02 Results of Operations and Financial Condition

On April 22, 2005, Superior Industries International, Inc. issued a press release announcing its results of operations for the first quarter of 2005. The text of that announcement is attached as Exhibit 99.1. On that same date, the Company held an earnings teleconference call, which was webcast on the Company’s website. A transcript of that teleconference call is also attached as Exhibit 99.2. Both of the exhibits are incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release, dated April 22, 2005, issued by Superior Industries International, Inc. announcing results of operations for the first quarter of 2005.

99.2	Transcript of earnings conference call of Superior Industries International, Inc. on April 22, 2005 at 1:00 p.m. Eastern Time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)
Date: April 29, 2005
/s/ R. Jeffrey Ornstein

R. Jeffrey Ornstein
Vice President and Chief Financial Office